UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________________
FORM 8-K
_________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2023
_________________________________________________
ViewRay, Inc.
(Exact name of Registrant as Specified in Its Charter)
_________________________________________________

Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1099 18th Street, Suite 3000, Denver, Colorado 80202
(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On June 26, 2023, ViewRay, Inc. (the “Company”) received written notice (the “Notification Letter”) from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5450(a)(1) for continued listing on The Nasdaq Global Market. Nasdaq Listing Rule 5450(a)(1) requires listed securities maintain a minimum closing bid price of $1.00 per share, and Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum closing bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s common stock for the 30 consecutive business days prior to the date of the Notification Letter, the Company does not currently meet the minimum closing bid price requirement.
The Notification Letter does not impact the Company’s listing on The Nasdaq Global Market at this time. The Notification Letter states that the Company has an automatic period of 180 calendar days to regain compliance with Nasdaq Listing Rule 5450(a)(1). To regain compliance, the closing bid price of the Company’s common stock must be at least $1.00 per share for a minimum of 10 consecutive business days at any time prior to the expiration of the 180 calendar day period.
If the Company does not achieve compliance with the minimum closing bid price requirement during the initial 180 calendar day period, the Company may be eligible for an additional 180 calendar day period if it applies to transfer the listing of the common stock to the Nasdaq Capital Market. To qualify, the Company must meet the continued listing requirement for the applicable market value of publicly held shares requirement and all other applicable initial listing standards for the Nasdaq Capital Market (except for the minimum bid price requirement) based on the Company’s most recent public filings and market information and provide written notice of its intention to cure the minimum bid price deficiency. If Nasdaq determines that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible for such additional compliance period, Nasdaq will provide notice that the Company’s common stock will be subject to delisting.
The Company intends to actively monitor the closing bid price of its common stock and will consider all available options to regain compliance with the listing requirements. The Company is committed to regaining compliance with the minimum closing bid price requirement prior to the expiration of all applicable compliance periods.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: June 30, 2023	By:	/s/ Sanket Shah
Sanket Shah
Deputy General Counsel & Assistant Corporate Secretary